Exhibit 10.2 THIRD AMENDMENT TO COKE PURCHASE AGREEMENT THIS THIRD AMENDMENT (this “Third Amendment”), dated as of October 8, 2020, is made by and between AK Steel Corporation, a Delaware corporation, with a principal office and place of business located at 9227 Centre Pointe Drive, West Chester, OH 45069 (“Purchaser”) and Haverhill Coke Company, LLC (f/k/a Haverhill North Coke Company), a Delaware limited liability company, with a principal office and place of business located at 1011 Warrenville Road, Suite 600, Lisle, IL 60532 (“Seller”). The foregoing named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” RECITALS: WHEREAS, Purchaser and Seller have entered into that certain Coke Purchase Agreement, dated as of August 31, 2009, as amended by a First Amendment, dated as of May 8, 2012, and as further amended by a Second Amendment, dated as of July 7, 2020 (the “Second Amendment”) (as amended, modified or otherwise supplemented, the “Coke Purchase Agreement”); and WHEREAS, Purchaser and Seller desire to amend the Coke Purchase Agreement as set forth in this Third Amendment to extend the term by twenty-four (24) months from July 1, 2023 to June 30, 2025 (“Second Extension Period”), such that the Coke Purchase Agreement will expire on June 30, 2025 . NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Patties, intending to be legally bound, hereby agree as follows: 1. Definitions. Except as otherwise provided herein, capitalized terms used in this Third Amendment but not otherwise defined herein shall have the respective meanings assigned to such terms in the Coke Purchase Agreement. 2. Third Amendment Effective Date. This Third Amendment shall be effective as of the date first set forth above (the "Third Amendment Effective Date"). 3. Prorations. Section 3(a)(ii) of the Second Amendment provided for certain prorations with respect to partial calendar years occurring during the Extension Period (as defined in the Second Amendment) or during any Renewal Term (as defined in the Second Amendment) and Section 3(a)(iii) of the Second Amendment provided for ce1tain prorations for partial calendar years in any Contract Year before the end of the Term or Renewal Term (as each of such terms is defined in the Second Amendment). For the avoidance of doubt, such proration provisions shall continue to apply with respect to partial calendar years occurring during the Extension Period, Second Extension Period, or Renewal Term, as the case may be. 4. Amendments.

(a) Effective on and as of the Third Amendment Effective Date, Section 2.1(a) of the Coke Purchase Agreement shall be deleted in its entirety and replaced with the following: “Subject to Section 2.1(b), the term of this Agreement (“Term”) shall commence on the Effective Date and shall continue in effect through June 30, 2025 (including both the Extension Period and the Second Extension Period, as defined in the Second Amendment and this Third Amendment). Upon the conclusion of the Term, this Agreement shall automatically renew for two (2) consecutive five (5) year terms (each such term, a “Renewal Term”) unless notice of termination is given by either Party at least one (1) year prior to the end of the Term.” (b) Effective on and as of the Amendment Effective Date, Section 3(d) of the Second Amendment is deleted and the following shall instead apply. For purposes of determining the Production Turndown Adjustment Fee under Section 3.4 of the Coke Purchase Agreement during the period from January 1, 2022 through June 30, 2025, if Purchaser validly nominates a Production Turndown under Section 6.6 of the Coke Purchase Agreement, “Monthly Coke Purchase Shortfall”, as set forth in Appendix A of the Coke Purchase Agreement, shall be defined as follows: “Monthly Coke Purchase Shortfall” means, for any Month during any Production Turndown Period, the difference between (a) the result of 105% of the Purchaser's Targeted Coke Production divided by three hundred sixty five (365) and multiplied by the number of days in the Month in which the shortfall occurs, and (b) the actual amount of Coke purchased by Purchaser during such Month.” 5. Miscellaneous. (a) Counterparts. This Third Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) Mutuality in Drafting. The Parties hereby stipulate and agree that each of them fully participated and was adequately represented by counsel in the negotiation and preparation of this Third Amendment and the Parties further stipulate and agree that in the event of any ambiguity or other necessity for the interpretation to be made of the context of this Third Amendment, this Third Amendment shall not be construed in favor of or against Seller or Purchaser as a consequence of one Party having had a greater role in the preparation of this Third Amendment, but shall be construed as if the Language were mutually drafted by both parties with full assistance of counsel. (c) Governing Law. This Third Amendment shall be construed in accordance with and governed by the law of the State of Ohio without regard to its conflicts of law provisions and the rights and remedies of the Parties will be determined in accordance with such laws. (d) Captions. The captions and heading in this Third Amendment are for convenience of reference only and have no legal force or effect. Such captions and headings shall not be considered a part of this Third Amendment for purposes of interpreting, construing or applying this Third Amendment and will not define, limit, extend, explain or describe the scope or extent of this Third Amendment or any of its terms and conditions.

(e) Terms and Conditions of the Agreement. Except as expressly modified hereby, all terms and condition of the Coke Purchase Agreement remain in full force and effect and are hereby in all respects ratified and confirmed. IN WITNESS WHEREOF, the Parties have executed this Third Amendment on, and effective as of, the Amendment Effective Date. AK STEEL CORPORATION By: /s/ R. Christopher Cebula Name: R. Christopher Cebula Title: VP, Chief Administrative Officer- Steel Mills HAVERHILL COKE COMPANY LLC By: /s/ Michael G. Rippey Name: Michael G. Rippey Title: Authorized Representative